EXHIBIT 99.2

               CERTIFICATION PURSUANT TO 18  U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------


     In connection with the Annual Report of ebank Financial Services, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne W. Byers, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                             /s/  Wayne  W.  Byers
                                           ----------------------------
                                           Wayne  W.  Byers
                                           Chief  Financial  Officer
                                           March  31,  2003


A signed original of this written statement required by Section 906 has been provided to ebank Financial Services, Inc. and will be retained by ebank Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.